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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated March 5, 1999, in the Registration Statement (Form S-1) and related Prospectus of Caliper Technologies Corp. for the registration of shares of its common stock.

                                                           /s/ ERNST & YOUNG LLP

Palo Alto, California
October 11, 1999